UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 17, 2022

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2022, Calyxt, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”), because the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), was below $1.00 per share for 30 consecutive business days. The Notice does not impact the listing of the Common Stock on the Nasdaq Global Market at this time.

The Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Notice, or until November 14, 2022, to regain compliance with the Bid Price Requirement. During this period, the Common Stock will continue to trade on the Nasdaq Global Market. If at any time before November 14, 2022 the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with the Bid Price Requirement and the matter will be closed, unless Nasdaq exercises its discretion to extend the ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

At the Company’s 2022 annual meeting of stockholders to be held on June 1, 2022, the Company is seeking approval from its stockholders of an amendment to its amended and restated certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio not less than 2-to-1 and not greater than 10-to-1, with the exact ratio set within that range at the discretion of the Company’s board of directors before April 1, 2024 without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”). There can be no assurance that the Company’s stockholders will approve the Reverse Stock Split Proposal or that the reverse stock split, if implemented, will increase the market price of the Company’s common stock in proportion to the reduction in the number of shares of the Company’s common stock outstanding before the reverse stock split or result in a permanent increase in the market price. Further information regarding the Reverse Stock Split Proposal, including certain risks associated therewith, is included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 19, 2022 (the “Proxy Statement”).

In the event the Company does not regain compliance by November 14, 2022, the Company may be eligible for an additional 180 calendar day period to regain compliance. To qualify, the Company would need to apply to transfer the listing of the Common Stock to The Nasdaq Capital Market and would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the Bid Price Requirement. The Company would also be required to provide written notice to Nasdaq of its intent to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. If it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would provide notice to the Company that its Common Stock would be subject to delisting. At that time, the Company may appeal the Nasdaq staff’s delisting determination to a Nasdaq Hearing Panel (the “Panel”). The Company expects that its Common Stock would remain listed pending the Panel’s decision. In such event, there can be no assurance that such an appeal would be successful.

The Company intends to actively monitor the closing bid price of its Common Stock and will evaluate available options, including implementing a reverse stock split, if the Reverse Stock Split Proposal is approved, to regain compliance with the Minimum Bid Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Requirement or maintain compliance with any of the other Nasdaq continued listing requirements.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). The Company has made these forward-looking statements in reliance on the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “at that time,” “expects,” “intends,” “may,” “remain,” “seeking,” “will,” “would,” or the negative of these terms and other similar terminology. Forward-looking statements in this report include statements about whether the Company’s stockholders will approve the Reverse Stock Split Proposal at the Company’s 2022 annual meeting of stockholders, the Company’s consummation of a reverse stock split, if the Reverse Stock Split Proposal is approved, and whether the Company’s common stock will remain listed on the Nasdaq Global Market. These and other forward-looking statements are predictions and projections about future events based on the Company’s current expectations, objectives, and intentions and are premised on current assumptions. Actual outcomes could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: market conditions and their impact on the Company’s trading price on the Nasdaq Global Market, the risk that the Company’s stockholders may not approve the Reverse Stock Split Proposal, and other important factors discussed in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 3, 2022 (its Annual Report) and its subsequent reports on Forms 10-Q and 8-K filed with the SEC. Any forward-looking statements made by the Company in this Current Report on Form 8-K are based only on currently available information and speak only as of the date of this report. Except as otherwise required by securities and other applicable laws, the Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022

CALYXT, INC.

By:	/s/ Michael A. Carr
Name:	Michael A. Carr
Title:	President and Chief Executive Officer